UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 11, 2015

INGEN TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

(951) 688-7840

(Registrant's telephone number, including area code)

Georgia	000-28704	84-1122431
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

3410 La Sierra Ave., Suite F 507 Riverside, CA 92503

(Address of principal executive offices) (Zip Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01	Entry into a Material Definitive Agreement

On January 21, 2015 the company entered into a legal retainer agreement with the Securities Compliance Group LTD authorizing their legal representation to successfully provide corporate legal services to petition the SEC in relation to the final requirements of removing the Global Lock/Chill imposed upon the Client’s securities by the Depository Trust Company. The Company has previously fully complied with the DTC as in reference to the 8K filing on October 22, 2014. Refer to Exhibit 10.1

On May 25, 2015 Attorney Adam Tracey, ESQ., of the Securities Compliance Group LTD issued a Letter of Objection and an Opinion to Donald Maj, Representative of the Depository Trust Company in relation to the final requirements of removing the Global Lock/Chill imposed upon the Client’s securities. Refer to Exhibit 10.2

9.01	Financial Statements and Exhibits

(d) Exhibits

INDEX TO EXHIBIT

EXHIBIT
NO.	DESCRIPTION
10.1	Legal Retainer Agreement with Securities Compliance Group LTD dated 1/21/2015
10.2	Letter of Objection and Opinion to the Depository Trust Company dated 5/25/2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

June 11, 2015	Ingen Technologies, Inc.

	By:	/s/ Gary Tilden
Gary Tilden Chairman and COO

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